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                                                                    EXHIBIT 10.1


                             STOCK OPTION AGREEMENT
                       FOR AN INCENTIVE STOCK OPTION UNDER
                         THE MERCANTILE BANK CORPORATION
                         2004 EMPLOYEE STOCK OPTION PLAN



         This STOCK OPTION AGREEMENT is executed and delivered in duplicate, as of the ____ day of __________, ______ (the "Option Date"), by and between Mercantile Bank Corporation, a Michigan corporation (the "Company"), and _________________, an employee of the Company or a Subsidiary (the "Optionee").

         NOW, THEREFORE, in consideration of the mutual covenants of the parties hereinafter set forth, the parties have agreed and do hereby agree, as follows:

         1. The Company, pursuant to the 2004 Employee Stock Option Plan of the Company (the "Plan"), which is incorporated into this Agreement by reference, and subject to the terms and conditions of the Plan, grants to the Optionee an Incentive Stock Option (the "Option") to purchase ________ shares (the "Optioned Shares") of Common Stock of the Company at an option price of $_______ per share (which price represents the fair market value of such Common Stock of the Company on the Option Date), which Option may be exercised at any time on or after ____________, 20__ [with respect to _________ shares, and at any time on or after _________ ___, 20__ with respect to the remaining _________ shares, in each case] through the date that the Option terminates as set forth in Section 2 below.

         2. The option granted hereby shall terminate, subject to the provisions of the Plan, no later than at the close of business on _________, 20___.

         3. The option granted by this Agreement shall during the lifetime of the Optionee be exercisable only by the Optionee in accordance with the terms of the Plan and shall not be assignable or transferable except by Will or by the laws of descent and distribution; provided, however, that the option granted by this Agreement may after the death of the Optionee be exercised pursuant to the terms of the Plan by a Beneficiary or Beneficiaries of the Optionee as designated by such Optionee in accordance with Section 6.7(b) of the Plan.

         4. The Optionee agrees to comply with and be bound by all the terms and conditions contained in the Plan.





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         5. Any notice by the Optionee to the Company under this Agreement shall be in writing and shall be deemed duly given only upon receipt of the notice by the Company at its principal executive offices. Any notice by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed to the Optionee at the address specified below by the Optionee, or to such other address as the Optionee may later designate by notice given to the Company.

         6. The Optionee, from time to time during the period when the Option may by its terms be exercised, may exercise the Option in whole, or in part in minimum installments of 500 shares, by delivering to the Company: (i) a written notice signed by the Optionee stating the number of shares that the Optionee has elected to purchase at that time from the Company, and (ii) cash, a check, bank draft or money order payable to the Company in an amount equal to the purchase price of the shares then to be purchased, or (iii) through the delivery of shares of Common Stock of the Company owned by the Optionee for more than six months with a value equal to the option price, provided, however, that shares of Common Stock acquired by the Optionee through the exercise of an incentive stock option may not be used for payment prior to the expiration of holding periods prescribed by the Internal Revenue Code, or (iv) by a combination of (ii) and
(iii) above. The value of the shares of the Common Stock delivered shall be the Fair Market Value of the Common Stock as defined in Section 2.1(e) of the Plan. The Board of Directors of the Company, acting pursuant to the Plan, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, may require the Optionee to execute and file with it such evidence as it may deem necessary that the Optionee is acquiring such shares for investment and not with a view to their distribution.

         7. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, at the discretion of the Board of Directors of the Company, shall cause this Option to terminate, provided that this Option shall be fully vested and exercisable immediately prior to such dissolution or liquidation, or such merger or consolidation, and the Optionee has the right to exercise this Option prior to such dissolution or liquidation, or such merger or consolidation. This Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         8. The validity and construction of this Agreement shall be governed by the laws of the State of Michigan.









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         The Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has executed this Agreement, as of the Option Date.


                                               MERCANTILE BANK CORPORATION


                                               By:
                                                   -----------------------------

                                                     Its:
                                                         -----------------------


                                               OPTIONEE


                                               ---------------------------------
                                                          (Signature)

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------
                                                        (Print address)



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                           MERCANTILE BANK CORPORATION

                                STOCK OPTION PLAN
                           DESIGNATION OF BENEFICIARY


       Check One,                   I do not wish to designate a Beneficiary at
       Complete as    -----         this time; it is my desire that any right to
       Applicable,                  exercise this option after my death pass by
       and Sign                     my Will or if applicable, the laws of
                                    descent and distribution.

                      ----- In the event of my death it is my desire that any right to exercise this option pass to the following designated Beneficiar(ies):

                                    Name          Relationship         Address


                                    --------------------------------------------

                                    --------------------------------------------


                                    (If more than one Beneficiary is named, the Beneficiaries shall share equally in the rights unless otherwise stated above).

                                    Unless otherwise expressly provided, if any Beneficiary above-designated predeceases me, any rights shall pass equally to the remaining designated Beneficiar(ies) if any, who survive me, but if no designated Beneficiary survives me, any rights shall pass to my estate.

                                    Optionee may change the Beneficiar(ies) by filing written notice with the Company.

                                    The designation of Beneficiary herein is subject to all the terms and conditions of the Plan and all applicable laws, rules and regulations. In addition, the Company may require an indemnity and/or other assurances from the Beneficiar(ies) prior to the exercise of any rights by such Beneficiar(ies) under this option.

                                    Date:
                                           -------------   ---------------------
                                                           Signature of Optionee



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